UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Eric T. Shuss as Chief Operating Officer and Entry into Employment Agreement

On March 13, 2026, the Board of Directors (the “Board”) of VisionWave Holdings, Inc. (the “Company”) approved the appointment of Eric T. Shuss as Chief Operating Officer, effective March 13, 2026. In connection therewith, the Company entered into an Employment Agreement dated March 13, 2026 with Mr. Shuss (the “Employment Agreement”).

Material terms of the Employment Agreement include:

●	An initial term of three years, with automatic one-year renewals absent 30 days’ prior written notice by either party.

●	Annual base salary of $120,000, increasing to $240,000 upon the Company achieving $3,000,000 in revenue during any 90-day period.

●	Eligibility for an annual performance bonus targeted at 0.5% of net income as reported in the Company’s SEC filings.

●	Participation in the Company’s standard employee benefit plans.

●	Severance upon a qualifying termination without cause or for good reason: a lump-sum payment equal to the greater of $500,000 or two times the then-current base salary, subject to execution of a general release of claims.

●	Customary restrictive covenants, including confidentiality, invention assignment, non-solicitation, and non-competition obligations.

Concurrently, Mr. Shuss was granted a nonstatutory stock option to purchase 500,000 shares of the Company’s common stock under the Company’s 2025 Omnibus Equity Incentive Plan, with an exercise price equal to the closing price of the common stock on March 12, 2026, vesting in twelve equal quarterly installments commencing June 30, 2026, and expiring five years from the date of grant (subject to earlier termination upon cessation of service).

Mr. Shuss also entered into a Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement and a Mutual Agreement to Arbitrate, each dated in connection with his employment.

Change in Role of Douglas Davis

On March 13, 2026, the Board appointed Douglas Davis, previously serving as Interim Chief Executive Officer and Executive Chairman, as Chief Executive Officer of the Company, effective March 13, 2026, removing the “Interim” designation from his title. In connection therewith, on March 15, 2026, the Company entered into an amendment (the “Amendment”) to Mr. Davis’s Employment Agreement dated August 6, 2025, which formalizes his Chief Executive Officer title (in addition to his continuing role as Executive Chairman) and provides for an additional milestone-based equity bonus. Material terms of the Amendment include:

●	No changes to Mr. Davis’s base salary, annual bonus, or other compensation terms from the original Employment Agreement.

●	A one-time non-qualified stock option (the “Milestone Option”) to purchase shares of the Company’s common stock equal to $100,000,000 in value (determined based on the Nasdaq closing price per share on the trading day immediately preceding the achievement date (the “Reference Price”)), granted under the Plan on the first business day following the date on which the Company first achieves both (i) $100,000,000 in trailing twelve-month revenue (as reported in the Company’s most recent Form 10-Q or Form 10-K) and (ii) a fully diluted market capitalization of at least $1,000,000,000 (calculated using the Reference Price), subject to Mr. Davis’s continued employment through the grant date.

●	The exercise price per share of the Milestone Option equal to the Reference Price.

●	Full vesting on the grant date, with a 10-year term (subject to earlier termination as provided in the Plan and applicable award agreement), cashless exercise provisions (to the extent permitted under the Plan), and subject to the Company’s clawback policy (as may be adopted or amended to comply with Dodd-Frank Act requirements or Nasdaq rules).

●	The grant is subject to Board or Compensation Committee approval, Plan share availability, and compliance with applicable securities laws, including Nasdaq listing rules.

Changes to Board Committee Memberships and Independent Lead Director Position

On March 13, 2026:

●	The Board accepted the resignation of Eric T. Shuss from his position as Lead Independent Director and from all Board committee memberships, effective March 13, 2026. Mr. Shuss will continue to serve as a member of the Board.

●	The Board appointed Atara Dzikowski as a member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, effective March 13, 2026, and as Chair of the Nominating and Corporate Governance Committee.

●	The Board appointed Chuck Hansen as Independent Lead Director of the Board, effective March 13, 2026.

There are no family relationships among the individuals referenced above that require disclosure under Item 404(a) of Regulation S-K. There were no disagreements between the Company and Mr. Shuss regarding his transition or resignation from the Lead Independent Director role or committee positions.

The foregoing descriptions are qualified in their entirety by reference to the full text of the Employment Agreement, Employee Nonstatutory Stock Option Agreement, Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement, Mutual Agreement to Arbitrate and the Amendment, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated March 13, 2026, by and between the Company and Eric T. Shuss.
10.2	Form of Employee Nonstatutory Stock Option Agreement. (2)
10.3	Form of Proprietary & Confidential Information, Inventions Assignment, Non-Solicitation and Non-Competition Agreement (1).
10.4	Form of Mutual Agreement to Arbitrate. (1)
10.5	Amendment dated March 15, 2026, to the Employment Agreement dated August 6, 2025, by and between the Company and Douglas Davis.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)       Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on August 6, 2025.

(2)       Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on September 12, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2026

VisionWave Holdings, Inc.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Interim Chief Executive Officer